                                   FORM 8-K
                                   --------



                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                CURRENT REPORT
                                --------------



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (date of earliest event Reported) July 19, 1995
                                                         -------------




                        THE COLUMBIA GAS SYSTEM, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                1-1098            13--1594808
   ----------------------------    -----------     -------------------
   (State of other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)


               20 Montchanin Road, Wilmington, Delaware  19807
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code (302) 429-5000
                                                         --------------
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Item 5.   Other Events

          Information contained in a News Release dated July 18, 1995, is incorporated herein by reference.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The Columbia Gas System, Inc.
                                   -----------------------------
                                            (Registrant)




                                   By     /s/ L. J. Bainter
                                      --------------------------
                                              L. J. Bainter
                                              Treasurer

Date:  July 19, 1995

Contacts:  Media -    W. R. McLaughlin (302) 429-5443
                      H. W. Chaddock (302) 429-5261
           Analysts - T. L. Hughes (302) 429-5363
                      K. P. Murphy (302) 429-5471



FOR IMMEDIATE RELEASE                                            July 18, 1995





               BANKRUPTCY COURT APPROVES COLUMBIA TRANSMISSION'S
                        CHAPTER 11 DISCLOSURE STATEMENT


          WILMINGTON, DEL. -- The Bankruptcy Court for the District of Delaware today approved the adequacy of the amended Chapter 11 disclosure statement of Columbia Gas Transmission Corp., principal pipeline subsidiary of The Columbia Gas System, Inc. (NYSE:CG).

          At today's hearing, objections filed against the Parent Company's amended disclosure statement were withdrawn, but the Court delayed ruling on the statement's adequacy until July 27 when terms of recent settlements, including securities laws litigation, are finalized and incorporated in the disclosure statement.

          Filed objections to Columbia Transmission's disclosure statement were either withdrawn by the parties or disallowed by the court.

          The Columbia Gas System, Inc., is one of the nation's largest natural gas holding companies. Subsidiary companies are engaged in the exploration, production, purchase, storage, transmission and distribution of natural gas and other energy operations such as cogeneration. The Parent Company and Columbia Transmission have been operating as debtors-in-possession under the Bankruptcy Code since July 31, 1991.


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